UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 19, 2001 (June 18, 2001)



              ATLAS AIR WORLDWIDE HOLDINGS, INC.                                  ATLAS AIR, INC.
    (Exact name of registrant as specified in its charter)         (Exact name of registrant as specified in its charter)
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           Delaware                                  Delaware
(State or other jurisdiction of           (State or other jurisdiction of
incorporation or organization)             incorporation or organization)

            0-25732                                     0-25732
   (Commission File Number)                    (Commission File Number)

             13-4146982                                84-1207329
(I.R.S. Employer Identification No.)      (I.R.S. Employer Identification No.)

       2000 Westchester Avenue                        2000 Westchester Avenue
       Purchase, New York 10477                      Purchase, New York 10477
            (914) 701-8000                                (914) 701-8000

 (Address, including zip code,                 (Address, including zip code,
and telephone number, including               and telephone number, including
  area code, of registrant's                    area code, of registrant's
 principal executive offices)                  principal executive offices)

     This combined Form 8-K is separately filed by Atlas Air Worldwide Holdings,
Inc. and Atlas Air, Inc. Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant.




Item 5.  Other Events.

     Atlas Air Worldwide Holdings, Inc. hereby incorporates by reference the two press releases attached hereto as Exhibit 99.1. and 99.2, respectively.



Item 7.  Financial Statements and Exhibits.

     c) The following Exhibits are filed as part of this report:


        EXHIBIT NO.             DESCRIPTION

          99.1 Press release issued by the Registrant on June 19, 2001 relating to adoption of Stockholder Rights Plan.

          99.2 Press release issued by the Registrant on June 19, 2001 relating to cost review and anticipated second quarter results.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ATLAS AIR WORLDWIDE HOLDINGS, INC.
                                 (Registrant)




Dated:  June 19 , 2001           By:  /s/ Richard H. Shuyler
                                      ------------------------------------------
                                      Name:   Richard H. Shuyler
                                      Title:  Chief Executive Officer and
                                                Treasurer


                                 ATLAS AIR, INC.
                                 (Registrant)




Dated:  June 19, 2001            By:  /s/ Richard H. Shuyler
                                      ------------------------------------------
                                      Name:   Richard H. Shuyler
                                      Title:  Chief Executive Officer and
                                                Treasurer

                                  EXHIBIT INDEX

     EXHIBIT NO.                       DESCRIPTION

        99.1     Press release issued by the Registrant on June 19, 2001.

        99.2     Press release issued by the Registrant on June 19, 2001.